Exhibit 99.1

UnionBanCal Corporation Reports Second Quarter Net Income of $187 Million

Second Quarter Highlights:

  Net income was $187 million, down from $195 million for the prior quarter, and down from $242 million for the year-ago quarter.
  Net interest margin was 3.29 percent, up from 3.27 percent for the prior quarter, and down from 3.44 percent for the year-ago quarter.
  Average total loans, excluding FDIC covered loans, were $54.1 billion, up from $53.2 billion for the prior quarter, and up from $47.5 billion for the year-ago quarter.
  Core deposits at June 30, 2012, were $53.4 billion, up from $53.1 billion at March 31, 2012, and up from $48.2 billion at June 30, 2011.
  Total provision for credit losses was a benefit of $15 million, compared with a benefit of $3 million for the prior quarter, and a benefit of $112 million for the year-ago quarter. Key asset quality metrics remained strong in the second quarter. Excluding FDIC covered assets:
    Nonperforming assets at quarter-end were $539 million, or 0.62 percent of total assets, down from $558 million, or 0.61 percent of total assets, prior quarter.
    Criticized loans in the commercial portfolio at quarter-end were $1.3 billion, down 15 percent from $1.5 billion at March 31, 2012.
  Capital ratios strengthened during the quarter:
    Tier 1 common capital ratio was 13.78 percent at June 30, 2012, up 5 bps from 13.73 percent at March 31, 2012.
    Tangible common equity ratio was 11.04 percent at June 30, 2012, up 84 basis points from 10.20 percent at March 31, 2012.

SAN FRANCISCO--(BUSINESS WIRE)--July 26, 2012--UnionBanCal Corporation (the Company), parent company of San Francisco-based Union Bank, N.A., today reported second quarter 2012 results. Net income for second quarter was $187 million, down from $195 million for the prior quarter, and down from $242 million for the year-ago quarter. Key drivers of the decrease in net income from prior quarter included a higher effective income tax rate in the current quarter and a prior-quarter net gain on the sale of certain business units.

Summary of Second Quarter Results

Second Quarter Total Revenue

For second quarter 2012, total revenue (net interest income plus noninterest income) was $834 million, down $21 million, or 2 percent, compared with the prior quarter. Net interest income increased 1 percent, and noninterest income decreased 13 percent. The net interest margin was 3.29 percent, compared with 3.27 percent for the prior quarter.

Net interest income for second quarter 2012 was $659 million, up $6 million, or 1 percent, compared with first quarter 2012. The increase in net interest income was primarily due to a more favorable mix of earning assets and a higher average yield on FDIC covered loans, partially offset by a lower average yield on securities.

Average total loans, excluding FDIC covered loans, increased $904 million, or 2 percent, compared with first quarter 2012, primarily due to growth in commercial and industrial loans and residential mortgage loans. Average FDIC covered loans decreased $116 million, or 13 percent, due to expected runoff of the portfolio. Average noninterest bearing deposits increased $328 million, or 2 percent. Average interest bearing deposits decreased $254 million, or 1 percent, primarily due to a decrease in time deposits.

For second quarter 2012, noninterest income was $175 million, down $27 million, or 13 percent, compared with prior quarter. Other noninterest income decreased primarily due to a net gain on the sale of certain business units recorded in first quarter 2012 and additional amortization on the FDIC indemnification asset, partially offset by a gain on the sale of private capital investments. The decrease in other noninterest income was partially offset by higher gains on the sale of securities related to portfolio rebalancing activities.

Compared with second quarter 2011, total revenue declined $20 million, with net interest income up 7 percent and noninterest income down 27 percent. Net interest income increased $45 million compared with the year-ago quarter, primarily due to growth in both non-FDIC covered loans and securities, as well as a more favorable mix of total earning assets. The increase was partially offset by compression in the net interest margin, primarily due to declining yields on non-FDIC covered loans and securities.

Average total loans, excluding FDIC covered loans, increased $6.6 billion, or 14 percent, compared with second quarter 2011, primarily due to growth in commercial and industrial loans and residential mortgage loans. Average FDIC covered loans decreased $521 million, or 40 percent, due to expected runoff of the portfolio. Average interest bearing deposits increased $3.7 billion, or 9 percent, and average noninterest bearing deposits increased $2.5 billion, or 14 percent, largely reflecting growth in core deposits.

Noninterest income decreased $65 million, or 27 percent, compared with second quarter 2011, primarily due to lower other noninterest income, which declined primarily due to the impact of amortization adjustments to the FDIC indemnification asset.

Second Quarter Noninterest Expense

Noninterest expense for second quarter 2012 was $599 million, down $15 million, or 2 percent, compared with first quarter 2012. Salaries and employee benefits expense decreased $13 million, primarily due to seasonal factors. Non-staff expense was relatively flat.

Noninterest expense for second quarter 2012 was up $21 million, or 4 percent, compared with second quarter 2011. The provision for losses on off-balance sheet commitments was a benefit of $1 million, compared with a benefit of $18 million in second quarter 2011. Other noninterest expense increased $16 million, primarily due to changes in the fair value of liabilities associated with FDIC covered loans.

Taxes

The effective tax rate for second quarter 2012 was 27 percent, compared with an effective tax rate of 21 percent for first quarter 2012. The increase in the effective tax rate was primarily due to a non-recurring adjustment to tax reserves recorded in first quarter 2012.

Balance Sheet

At June 30, 2012, the Company had total assets of $87.9 billion, down $1.7 billion, or 2 percent, compared with December 31, 2011.

At June 30, 2012, total deposits were $63.4 billion, down $1.0 billion, or 2 percent, compared with December 31, 2011. Core deposits at June 30, 2012, were $53.4 billion, up $0.5 billion, or 1 percent, compared with December 31, 2011.

Credit Quality

The total provision for credit losses was a benefit of $15 million for second quarter 2012, compared with a benefit of $3 million for first quarter 2012, primarily due to continuing strong credit quality in the existing portfolio. Nonperforming assets, excluding FDIC covered assets, decreased $19 million, or 3 percent, compared with prior quarter. Net charge-offs, excluding FDIC covered assets, decreased $25 million compared with first quarter 2012, primarily due to lower commercial and industrial charge-offs, as well as lower consumer loan charge-offs.

Excluding FDIC covered assets, nonperforming assets were $539 million, or 0.62 percent of total assets, at June 30, 2012, down from $558 million, or 0.61 percent of total assets, at March 31, 2012, and down from $678 million, or 0.86 percent of total assets, at June 30, 2011.

Excluding FDIC covered assets, net charge-offs for second quarter 2012 were $29 million, down from $54 million for first quarter 2012, and down from $110 million for second quarter 2011. Excluding FDIC covered assets, net charge-offs to average total loans for second quarter 2012 were 0.21 percent annualized, down from 0.41 percent annualized for first quarter 2012, and down from 0.92 percent annualized for second quarter 2011.

The total provision for credit losses is comprised of the provision for loan losses and the provision for losses on off-balance sheet commitments, which is classified in noninterest expense. In second quarter 2012, the provision for loan losses was a benefit of $14 million and the provision for losses on off-balance sheet commitments was a benefit of $1 million.

The allowance for credit losses as a percent of total loans, excluding FDIC covered loans, was 1.46 percent at June 30, 2012, compared with 1.54 percent at March 31, 2012, and 1.97 percent at June 30, 2011. The allowance for credit losses as a percent of nonaccrual loans, excluding FDIC covered loans, was 153 percent at June 30, 2012, compared with 155 percent at March 31, 2012, and 144 percent at June 30, 2011.

Capital

Total stockholder’s equity was $12.1 billion and tangible common equity was $9.4 billion at June 30, 2012. The Company’s tangible common equity ratio was 11.04 percent at June 30, 2012, up 84 basis points from 10.20 percent at March 31, 2012, and up 75 basis points from 10.29 percent at June 30, 2011. The Basel I Tier 1 common and Tier 1 risk-based capital ratios were both 13.78 percent at June 30, 2012. Additionally, the Basel I Total risk-based capital ratio was 15.53 percent at June 30, 2012.

Non-GAAP Financial Measures

This press release contains certain references to financial measures identified as excluding privatization transaction impact, foreclosed asset expense, (reversal of) provision for losses on off-balance sheet commitments, productivity initiative costs and gains, low income housing credit (LIHC) investment amortization expense, expenses of the LIHC consolidated variable interest entities, or merger costs related to acquisitions, which are adjustments from comparable measures calculated and presented in accordance with accounting principles generally accepted in the United States of America (GAAP). These financial measures, as used herein, differ from financial measures reported under GAAP in that they exclude unusual or non-recurring charges, losses or credits. This press release identifies the specific items excluded from the comparable GAAP financial measure in the calculation of each non-GAAP financial measure. Management believes that financial presentations excluding the impact of these items provide useful supplemental information which is important to a proper understanding of the Company’s core business results. This press release also includes additional capital ratios (the tangible common equity and Basel I Tier 1 common capital ratios) to facilitate the understanding of the Company’s capital structure and for use in assessing and comparing the quality and composition of UnionBanCal’s capital structure to other financial institutions. These presentations should not be viewed as a substitute for results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP financial measures presented by other companies.

Headquartered in San Francisco, UnionBanCal Corporation is a financial holding company with assets of $87.9 billion at June 30, 2012. Its primary subsidiary, Union Bank, N.A., is a full-service commercial bank providing an array of financial services to individuals, small businesses, middle-market companies, and major corporations. The bank operated 402 branches in California, Washington, Oregon, Texas, Illinois, and New York as well as two international offices, on June 30, 2012. UnionBanCal Corporation is a wholly-owned subsidiary of The Bank of Tokyo-Mitsubishi UFJ, Ltd., which is a subsidiary of Mitsubishi UFJ Financial Group, Inc. Union Bank is a proud member of the Mitsubishi UFJ Financial Group (MUFG, NYSE:MTU), one of the world’s largest financial organizations. Visit www.unionbank.com for more information.

UnionBanCal Corporation and Subsidiaries
Financial Highlights (Unaudited)
Exhibit 1

						Percent Change to
	As of and for the Three Months Ended					June 30, 2012 from
	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	June 30,
(Dollars in millions)	2012	2012	2011	2011	2011	2012	2011
Results of operations:
Net interest income	$659	$653	$640	$606	$614	1%	7%
Noninterest income	175	202	151	185	240	(13)	(27)
Total revenue	834	855	791	791	854	(2)	(2)
Noninterest expense	599	614	619	603	578	(2)	4
Pre-tax, pre-provision income (1)	235	241	172	188	276	(2)	(15)
(Reversal of) provision for loan losses	(14)	(1)	7	(13)	(94)	nm	85
Income before income taxes and including noncontrolling interests	249	242	165	201	370	3	(33)
Income tax expense	67	51	40	33	131	31	(49)
Net income including noncontrolling interests	182	191	125	168	239	(5)	(24)
Deduct: Net loss from noncontrolling interests	5	4	4	4	3	25	67
Net income attributable to UnionBanCal Corporation (UNBC)	$187	$195	$129	$172	$242	(4)	(23)

Balance sheet (end of period):
Total assets	$87,939	$92,323	$89,676	$84,013	$80,093	(5)	10
Total securities	22,890	25,432	24,106	20,962	19,430	(10)	18
Total loans held for investment	54,291	54,322	53,540	50,998	48,967	-	11
Core deposits (2)	53,378	53,125	52,840	50,720	48,156	-	11
Total deposits	63,443	65,089	64,420	60,454	57,181	(3)	11
Long-term debt	6,444	5,554	6,684	7,064	7,069	16	(9)
UNBC stockholder's equity	12,076	11,821	11,562	10,900	10,667	2	13

Balance sheet (period average):
Total assets	$89,479	$89,449	$87,079	$82,197	$80,334	-	11
Total securities	24,223	24,265	22,721	19,145	20,543	-	18
Total loans held for investment	54,937	54,149	52,365	50,214	48,849	1	12
Earning assets	80,625	80,503	78,007	73,303	71,709	-	12
Total deposits	64,499	64,425	62,848	59,580	58,333	-	11
UNBC stockholder's equity	11,905	11,621	11,646	10,708	10,366	2	15

Performance ratios:
Return on average assets (3)	0.84%	0.88%	0.59%	0.83%	1.21%
Return on average UNBC stockholder's equity (3)	6.32	6.75	4.39	6.36	9.36
Return on average assets excluding the impact of privatization transaction (3) (4)	0.90	0.93	0.65	0.90	1.28
Return on average stockholder's equity excluding the impact of privatization transaction (3) (4)	8.18	8.76	5.97	8.65	12.45
Efficiency ratio (5)	71.83	71.86	78.27	76.21	67.77
Core efficiency ratio (4) (5)	66.18	68.76	69.12	66.12	63.17
Net interest margin (3) (6)	3.29	3.27	3.29	3.31	3.44

Capital ratios:
Tier 1 risk-based capital ratio (7)	13.78%	13.73%	13.82%	13.09%	13.08%
Total risk-based capital ratio (7)	15.53	15.77	15.98	15.41	15.41
Leverage ratio (7)	11.58	11.35	11.44	10.96	10.96
Tier 1 common capital ratio (7) (8)	13.78	13.73	13.82	13.09	13.08
Tangible common equity ratio (9)	11.04	10.20	10.20	10.10	10.29

Refer to Exhibit 14 for footnote explanations.

UnionBanCal Corporation and Subsidiaries
Financial Highlights (Unaudited)
Exhibit 2

	As of and for the Six Months Ended		Percent Change to June 30, 2012 from
	June 30,	June 30,	June 30,
(Dollars in millions)	2012	2011	2011
Results of operations:
Net interest income	$1,312	$1,232	6%
Noninterest income	377	480	(21)
Total revenue	1,689	1,712	(1)
Noninterest expense	1,213	1,193	2
Pre-tax, pre-provision income (1)	476	519	(8)
(Reversal of) provision for loan losses	(15)	(196)	92
Income before income taxes and including noncontrolling interests	491	715	(31)
Income tax expense	118	245	(52)
Net income including noncontrolling interests	373	470	(21)
Deduct: Net loss from noncontrolling interests	9	7	29
Net income attributable to UNBC	$382	$477	(20)

Balance sheet (end of period):
Total assets	$87,939	$80,093	10
Total securities	22,890	19,430	18
Total loans held for investment	54,291	48,967	11
Core deposits (2)	53,378	48,156	11
Total deposits	63,443	57,181	11
Long-term debt	6,444	7,069	(9)
UNBC stockholder's equity	12,076	10,667	13

Balance sheet (period average):
Total assets	$89,464	$80,195	12
Total securities	24,244	21,069	15
Total loans held for investment	54,543	48,568	12
Earning assets	80,564	71,531	13
Total deposits	64,462	58,899	9
UNBC stockholder's equity	11,763	10,268	15

Performance ratios:
Return on average assets (3)	0.86%	1.20%
Return on average UNBC stockholder's equity (3)	6.53	9.37
Return on average assets excluding the impact of privatization transaction (3) (4)	0.91	1.26
Return on average stockholders' equity excluding the impact of privatization transaction (3) (4)	8.47	12.43
Efficiency ratio (5)	71.84	69.70
Core efficiency ratio (4) (5)	67.47	65.10
Net interest margin (3) (6)	3.28	3.46

Capital ratios:
Tier 1 risk-based capital ratio (7)	13.78%	13.08%
Total risk-based capital ratio (7)	15.53	15.41
Leverage ratio (7)	11.58	10.96
Tier 1 common capital ratio (7) (8)	13.78	13.08
Tangible common equity ratio (9)	11.04	10.29

Refer to Exhibit 14 for footnote explanations.

UnionBanCal Corporation and Subsidiaries
Credit Quality (Unaudited)
Exhibit 3

						Percent Change to
	As of and for the Three Months Ended					June 30, 2012 from
	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	June 30,
(Dollars in millions)	2012	2012	2011	2011	2011	2012	2011

Credit Data:
(Reversal of) provision for loan losses, excluding FDIC covered loans	$(13)	$1	$7	$(13)	$(92)	nm %	86%
(Reversal of) provision for FDIC covered loan losses not subject to FDIC indemnification	(1)	(2)	-	-	(2)	50	50
(Reversal of) provision for losses on off-balance sheet commitments	(1)	(2)	2	-	(18)	50	94
Total (reversal of) provision for credit losses	$(15)	$(3)	$9	$(13)	$(112)	(400)	87
Net loans charged off	$31	$53	$28	$44	$111	(42)	(72)
Nonperforming assets	658	706	782	870	865	(7)	(24)
Criticized loans held for investment, excluding FDIC covered loans (10)	1,298	1,519	1,920	1,972	2,548	(15)	(49)

Credit Ratios:
Allowance for loan losses to:
Total loans held for investment	1.21%	1.30%	1.43%	1.51%	1.69%
Nonaccrual loans	118.63	121.35	119.58	105.97	114.05
Allowance for credit losses to (11) :
Total loans held for investment	1.45	1.54	1.68	1.76	1.96
Nonaccrual loans	142.20	144.01	140.46	124.09	132.19
Net loans charged off to average total loans held for investment (3)	0.22	0.40	0.21	0.35	0.91
Nonperforming assets to total loans held for investment and Other Real Estate Owned (OREO)	1.21	1.30	1.46	1.70	1.76
Nonperforming assets to total assets	0.75	0.76	0.87	1.04	1.08
Nonaccrual loans to total loans held for investment	1.02	1.07	1.19	1.42	1.48

Excluding FDIC covered assets (12):
Allowance for loan losses to:
Total loans held for investment	1.22%	1.30%	1.42%	1.51%	1.70%
Nonaccrual loans	127.22	129.95	126.26	112.28	124.09
Allowance for credit losses to (11) :
Total loans held for investment	1.46	1.54	1.67	1.77	1.97
Nonaccrual loans	152.64	154.55	148.80	131.92	144.23
Net loans charged off to average total loans held for investment (3)	0.21	0.41	0.21	0.36	0.92
Nonperforming assets to total loans held for investment and OREO	1.01	1.04	1.17	1.38	1.42
Nonperforming assets to total assets	0.62	0.61	0.70	0.83	0.86
Nonaccrual loans to total loans held for investment	0.96	1.00	1.12	1.34	1.37

	As of and for the		Percent Change to
	Six Months Ended		June 30, 2012 from
	June 30,	June 30,	June 30,
(Dollars in millions)	2012	2011	2011

Credit Data:
(Reversal of) provision for loan losses, excluding FDIC covered loans	$(12)	$(194)	94%
(Reversal of) provision for FDIC covered loan losses not subject to FDIC indemnification	(3)	(2)	(50)
(Reversal of) provision for losses on off-balance sheet commitments	(3)	(31)	90
Total (reversal of) provision for credit losses	$(18)	$(227)	92
Net loans charged off	$84	$164	(49)
Nonperforming assets	658	865	(24)

Credit Ratios:
Net loans charged off to average total loans held for investment (3)	0.31%	0.68%
Nonperforming assets to total assets	0.75	1.08

Excluding FDIC covered assets (12):
Net loans charged off to average total loans held for investment (3)	0.31%	0.69%
Nonperforming assets to total assets	0.62	0.86

Refer to Exhibit 14 for footnote explanations.

UnionBanCal Corporation and Subsidiaries
Consolidated Statements of Income (Unaudited)
Exhibit 4

	For the Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
(Dollars in millions)	2012	2012	2011	2011	2011
Interest Income
Loans	$621	$606	$603	$576	$565
Securities	134	142	134	123	138
Other	-	2	2	3	2
Total interest income	755	750	739	702	705

Interest Expense
Deposits	57	58	57	53	53
Commercial paper and other short-term borrowings	3	3	1	2	2
Long-term debt	36	36	41	41	36
Total interest expense	96	97	99	96	91

Net Interest Income	659	653	640	606	614
(Reversal of) provision for loan losses	(14)	(1)	7	(13)	(94)
Net interest income after (reversal of) provision for loan losses	673	654	633	619	708

Noninterest Income
Service charges on deposit accounts	52	55	53	51	50
Trust and investment management fees	27	30	31	33	34
Trading account activities	25	31	38	27	28
Securities gains, net	28	19	-	1	29
Merchant banking fees	19	23	22	27	29
Brokerage commissions and fees	11	10	10	12	12
Card processing fees, net	8	8	9	17	18
Other	5	26	(12)	17	40
Total noninterest income	175	202	151	185	240

Noninterest Expense
Salaries and employee benefits	351	364	347	348	346
Net occupancy and equipment	64	68	71	64	67
Professional and outside services	47	46	55	55	55
Intangible asset amortization	21	21	32	25	24
Regulatory assessments	16	18	15	14	19
(Reversal of) provision for losses on off-balance sheet commitments	(1)	(2)	2	-	(18)
Other	101	99	97	97	85
Total noninterest expense	599	614	619	603	578

Income before income taxes and including noncontrolling interests	249	242	165	201	370
Income tax expense	67	51	40	33	131
Net Income including Noncontrolling Interests	182	191	125	168	239
Deduct: Net loss from noncontrolling interests	5	4	4	4	3
Net Income attributable to UNBC	$187	$195	$129	$172	$242

UnionBanCal Corporation and Subsidiaries
Consolidated Statements of Income (Unaudited)
Exhibit 5

	For the Six Months Ended
	June 30,	June 30,
(Dollars in millions)	2012	2011
Interest Income
Loans	$1,227	$1,124
Securities	276	281
Other	2	3
Total interest income	1,505	1,408

Interest Expense
Deposits	115	106
Commercial paper and other short-term borrowings	6	3
Long-term debt	72	67
Total interest expense	193	176

Net Interest Income	1,312	1,232
(Reversal of) provision for loan losses	(15)	(196)
Net interest income after (reversal of) provision for loan losses	1,327	1,428

Noninterest Income
Service charges on deposit accounts	107	102
Trust and investment management fees	57	68
Trading account activities	56	61
Securities gains, net	47	57
Merchant banking fees	42	48
Brokerage commissions and fees	21	25
Card processing fees, net	16	33
Other	31	86
Total noninterest income	377	480

Noninterest Expense
Salaries and employee benefits	715	690
Net occupancy and equipment	132	132
Professional and outside services	93	99
Intangible asset amortization	42	49
Regulatory assessments	34	40
(Reversal of) provision for losses on off-balance sheet commitments	(3)	(31)
Other	200	214
Total noninterest expense	1,213	1,193

Income before income taxes and including noncontrolling interests	491	715
Income tax expense	118	245
Net Income including Noncontrolling Interests	373	470
Deduct: Net loss from noncontrolling interests	9	7

Net Income attributable to UNBC	$382	$477

UnionBanCal Corporation and Subsidiaries
Consolidated Balance Sheets (Unaudited)
Exhibit 6

	June 30,	March 31,	December 31,	September 30,	June 30,
(Dollars in millions except for per share amount)	2012	2012	2011	2011	2011
Assets
Cash and due from banks	$1,396	$1,371	$1,419	$1,277	$1,233
Interest bearing deposits in banks (includes $8 at June 30, 2012, March 31, 2012 and December 31, 2011, $7 at September 30, 2011 and $24 at June 30, 2011 related to consolidated variable interest entities (VIEs))	1,479	3,260	2,764	2,757	2,477
Federal funds sold and securities purchased under resale agreements	46	8	12	28	78
Total cash and cash equivalents	2,921	4,639	4,195	4,062	3,788
Trading account assets (includes $34 at June 30, 2012, $3 at March 31, 2012, $14 at December 31, 2011, $6 at September 30, 2011 and $1 at June 30, 2011 of assets pledged as collateral)	1,237	1,177	1,135	1,120	898
Securities available for sale (includes $340 at June 30, 2011 of securities pledged as collateral)	20,545	23,366	22,833	19,633	18,098
Securities held to maturity (Fair value: June 30, 2012, $2,536 March 31, 2012, $2,278; December 31, 2011, $1,429; September 30, 2011, $1,474; and June 30, 2011, $1,610)	2,345	2,066	1,273	1,329	1,332
Loans held for investment:
Loans, excluding FDIC covered loans	53,593	53,473	52,591	49,904	47,718
FDIC covered loans	698	849	949	1,094	1,249
Total loans held for investment	54,291	54,322	53,540	50,998	48,967
Allowance for loan losses	(656)	(704)	(764)	(768)	(826)
Loans held for investment, net	53,635	53,618	52,776	50,230	48,141
Premises and equipment, net	649	663	684	673	686
Intangible assets, net	318	341	360	383	407
Goodwill	2,457	2,456	2,457	2,447	2,447
FDIC indemnification asset	449	521	598	616	650
Other assets (includes $331 at June 30, 2012, $278 at March 31, 2012, $286 at December 31, 2011, $290 at September 30, 2011 and $272 at June 30, 2011 related to consolidated VIEs)	3,383	3,476	3,365	3,520	3,646
Total assets	$87,939	$92,323	$89,676	$84,013	$80,093

Liabilities
Deposits:
Noninterest bearing	$20,777	$20,488	$20,598	$19,630	$17,708
Interest bearing	42,666	44,601	43,822	40,824	39,473
Total deposits	63,443	65,089	64,420	60,454	57,181
Commercial paper and other short-term borrowings	3,035	6,680	3,683	2,455	2,838
Long-term debt (includes $8 at June 30, 2012, March 31, 2012, December 31, 2011, September 30, 2011 and June 30, 2011 related to consolidated VIEs)	6,444	5,554	6,684	7,064	7,069
Trading account liabilities	976	922	1,040	946	730
Other liabilities (includes $1 at June 30, 2012, March 31, 2012 and December 31, 2011, $3 at September 30, 2011 and $2 at June 30, 2011 related to consolidated VIEs)	1,712	1,996	2,019	1,925	1,338
Total liabilities	75,610	80,241	77,846	72,844	69,156

Equity
UNBC Stockholder's Equity:
Common stock, par value $1 per share:
Authorized 300,000,000 shares; 136,330,830 shares issued and outstanding as of June 30, 2012, March 31, 2012 and December 31, 2011, and 136,330,829 shares issued and outstanding as of September 30, 2011 and June 30, 2011	136	136	136	136	136
Additional paid-in capital	5,985	5,992	5,989	5,203	5,199
Retained earnings	6,628	6,441	6,246	6,117	5,945
Accumulated other comprehensive loss	(673)	(748)	(809)	(556)	(613)
Total UNBC stockholder's equity	12,076	11,821	11,562	10,900	10,667
Noncontrolling interests	253	261	268	269	270
Total equity	12,329	12,082	11,830	11,169	10,937
Total liabilities and equity	$87,939	$92,323	$89,676	$84,013	$80,093

UnionBanCal Corporation and Subsidiaries
Net Interest Income (Unaudited)
Exhibit 7

	For the Three Months Ended
	June 30, 2012			March 31, 2012
		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/
(Dollars in millions)	Balance	Expense (6)	Rate (3)(6)	Balance	Expense (6)	Rate (3)(6)
Assets
Loans held for investment: (13)
Commercial and industrial	$20,155	$194	3.86%	$19,650	$187	3.83%
Commercial mortgage	8,276	82	3.97	8,274	85	4.11
Construction	709	8	4.67	803	8	3.94
Lease financing	1,015	11	4.33	1,021	11	4.25
Residential mortgage	20,357	220	4.31	19,802	216	4.36
Home equity and other consumer loans	3,634	35	3.87	3,692	36	3.94
Total loans, excluding FDIC covered loans	54,146	550	4.07	53,242	543	4.09
FDIC covered loans	791	73	37.42	907	66	29.04
Total loans held for investment	54,937	623	4.55	54,149	609	4.51
Securities	24,223	135	2.22	24,265	142	2.35
Interest bearing deposits in banks	1,093	-	0.26	1,731	2	0.25

Federal funds sold and securities purchased under resale agreements	64	-	0.22	61	-	0.21
Trading account assets	175	-	0.57	151	-	0.62
Other earning assets	133	-	0.21	146	-	0.10
Total earning assets	80,625	758	3.77	80,503	753	3.75
Allowance for loan losses	(709)			(765)
Cash and due from banks	1,313			1,326
Premises and equipment, net	659			673
Other assets	7,591			7,712
Total assets	$89,479			$89,449
Liabilities
Interest bearing deposits:
Transaction and money market accounts	$25,646	14	0.22	$25,609	14	0.22
Savings	5,311	2	0.16	5,278	2	0.16
Time	13,119	41	1.26	13,443	42	1.24
Total interest bearing deposits	44,076	57	0.52	44,330	58	0.52
Commercial paper and other short-term borrowings (14)	4,691	3	0.26	4,335	3	0.29
Long-term debt	5,679	36	2.54	6,079	36	2.41
Total borrowed funds	10,370	39	1.51	10,414	39	1.53
Total interest bearing liabilities	54,446	96	0.71	54,744	97	0.71
Noninterest bearing deposits	20,423			20,095
Other liabilities	2,445			2,722
Total liabilities	77,314			77,561
Equity
UNBC Stockholder's equity	11,905			11,621
Noncontrolling interests	260			267
Total equity	12,165			11,888
Total liabilities and equity	$89,479			$89,449

Net interest income/spread
(taxable-equivalent basis)		662	3.06%		656	3.04%
Impact of noninterest bearing deposits			0.19			0.19
Impact of other noninterest bearing sources			0.04			0.04
Net interest margin			3.29			3.27
Less: taxable-equivalent adjustment		3			3
Net interest income		$659			$653

Refer to Exhibit 14 for footnote explanations.

UnionBanCal Corporation and Subsidiaries
Net Interest Income (Unaudited)
Exhibit 8

	For the Three Months Ended
	June 30, 2012			June 30, 2011
		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/
(Dollars in millions)	Balance	Expense (6)	Rate (3)(6)	Balance	Expense (6)	Rate (3)(6)
Assets
Loans held for investment: (13)
Commercial and industrial	$20,155	$194	3.86%	$15,814	$159	4.05%
Commercial mortgage	8,276	82	3.97	7,726	84	4.31
Construction	709	8	4.67	1,116	11	4.03
Lease financing	1,015	11	4.33	775	8	3.99
Residential mortgage	20,357	220	4.31	18,324	221	4.83
Home equity and other consumer loans	3,634	35	3.87	3,782	40	4.23
Total loans, excluding FDIC covered loans	54,146	550	4.07	47,537	523	4.41
FDIC covered loans	791	73	37.42	1,312	44	13.33
Total loans held for investment	54,937	623	4.55	48,849	567	4.65
Securities	24,223	135	2.22	20,543	139	2.72
Interest bearing deposits in banks	1,093	-	0.26	2,086	1	0.24
Federal funds sold and securities purchased under resale agreements	64	-	0.22	71	-	0.10
Trading account assets	175	-	0.57	137	1	0.65
Other earning assets	133	-	0.21	23	-	2.18
Total earning assets	80,625	758	3.77	71,709	708	3.95
Allowance for loan losses	(709)			(992)
Cash and due from banks	1,313			1,208
Premises and equipment, net	659			692
Other assets	7,591			7,717
Total assets	$89,479			$80,334
Liabilities
Interest bearing deposits:
Transaction and money market accounts	$25,646	14	0.22	$23,667	14	0.24
Savings	5,311	2	0.16	4,979	4	0.30
Time	13,119	41	1.26	11,730	35	1.22
Total interest bearing deposits	44,076	57	0.52	40,376	53	0.53
Commercial paper and other short-term borrowings (14)	4,691	3	0.26	3,113	2	0.23
Long-term debt	5,679	36	2.54	6,349	36	2.22
Total borrowed funds	10,370	39	1.51	9,462	38	1.57
Total interest bearing liabilities	54,446	96	0.71	49,838	91	0.73
Noninterest bearing deposits	20,423			17,957
Other liabilities	2,445			1,900
Total liabilities	77,314			69,695
Equity
UNBC Stockholder's equity	11,905			10,366
Noncontrolling interests	260			273
Total equity	12,165			10,639
Total liabilities and equity	$89,479			$80,334

Net interest income/spread
(taxable-equivalent basis)		662	3.06%		617	3.22%
Impact of noninterest bearing deposits			0.19			0.19
Impact of other noninterest bearing sources			0.04			0.03
Net interest margin			3.29			3.44
Less: taxable-equivalent adjustment		3			3
Net interest income		$659			$614

Refer to Exhibit 14 for footnote explanations.

UnionBanCal Corporation and Subsidiaries
Net Interest Income (Unaudited)
Exhibit 9

	For the Six Months Ended
	June 30, 2012			June 30, 2011
		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/
(Dollars in millions)	Balance	Expense (6)	Rate (6)	Balance	Expense (6)	Rate (6)
Assets
Loans held for investment: (13)
Commercial and industrial	$19,902	$381	3.85%	$15,571	$316	4.09%
Commercial mortgage	8,275	167	4.04	7,752	169	4.35
Construction	756	16	4.28	1,228	23	3.73
Lease financing	1,018	22	4.29	775	16	4.16
Residential mortgage	20,080	436	4.33	18,061	441	4.88
Home equity and other consumer loans	3,663	71	3.90	3,802	80	4.26
Total loans, excluding FDIC covered loans	53,694	1,093	4.08	47,189	1,045	4.44
FDIC covered loans	849	139	32.94	1,379	83	12.06
Total loans held for investment	54,543	1,232	4.53	48,568	1,128	4.66
Securities	24,244	277	2.29	21,069	282	2.68
Interest bearing deposits in banks	1,412	2	0.26	1,645	2	0.24
Federal funds sold and securities purchased under resale agreements	63	-	0.22	83	-	0.15
Trading account assets	163	-	0.59	144	1	0.93
Other earning assets	139	-	0.16	22	-	2.81
Total earning assets	80,564	1,511	3.76	71,531	1,413	3.96
Allowance for loan losses	(737)			(1,087)
Cash and due from banks	1,320			1,226
Premises and equipment, net	666			702
Other assets	7,651			7,823
Total assets	$89,464			$80,195
Liabilities
Interest bearing deposits:
Transaction and money market accounts	$25,627	28	0.22	$24,573	29	0.24
Savings	5,295	4	0.16	4,969	7	0.27
Time	13,281	83	1.25	11,807	70	1.19
Total interest bearing deposits	44,203	115	0.52	41,349	106	0.52
Commercial paper and other short-term borrowings (14)	4,513	6	0.28	2,776	3	0.25
Long-term debt	5,879	72	2.47	6,127	67	2.19
Total borrowed funds	10,392	78	1.52	8,903	70	1.59
Total interest bearing liabilities	54,595	193	0.71	50,252	176	0.70
Noninterest bearing deposits	20,259			17,550
Other liabilities	2,584			1,855
Total liabilities	77,438			69,657
Equity
UNBC Stockholder's equity	11,763			10,268
Noncontrolling interests	263			270
Total equity	12,026			10,538
Total liabilities and equity	$89,464			$80,195

Net interest income/spread
(taxable-equivalent basis)		1,318	3.05%		1,237	3.26%
Impact of noninterest bearing deposits			0.19			0.18
Impact of other noninterest bearing sources			0.04			0.02
Net interest margin			3.28			3.46
Less: taxable-equivalent adjustment		6			5
Net interest income		$1,312			$1,232

Refer to Exhibit 14 for footnote explanations.

UnionBanCal Corporation and Subsidiaries
Loans and Nonperforming Assets (Unaudited)
Exhibit 10

	June 30,	March 31,	December 31,	September 30,	June 30,
(Dollars in millions)	2012	2012	2011	2011	2011

Loans held for investment (period end)
Loans held for investment:
Commercial and industrial	$19,465	$19,429	$19,226	$17,545	$15,854
Commercial mortgage	8,188	8,510	8,175	7,927	7,729
Construction	613	776	870	966	1,055
Lease financing	994	1,023	965	693	701
Total commercial portfolio	29,260	29,738	29,236	27,131	25,339
			19,625
Residential mortgage	20,729	20,081	19,625	19,043	18,610
Home equity and other consumer loans	3,604	3,654	3,730	3,730	3,769
Total consumer portfolio	24,333	23,735	23,355	22,773	22,379
Total loans held for investment, excluding FDIC covered loans	53,593	53,473	52,591	49,904	47,718
FDIC covered loans	698	849	949	1,094	1,249
Total loans held for investment	$54,291	$54,322	$53,540	$50,998	$48,967

Nonperforming Assets (period end)
Nonaccrual loans:
Commercial and industrial	$75	$71	$127	$163	$110
Commercial mortgage	101	120	139	206	230
Construction	-	16	16	16	47
Total commercial portfolio	176	207	282	385	387
Residential mortgage	293	301	285	259	242
Home equity and other consumer loans	44	26	24	25	23
Total consumer portfolio	337	327	309	284	265
Total nonaccrual loans, excluding FDIC covered loans	513	534	591	669	652
FDIC covered loans	40	46	47	56	72
Total nonaccrual loans	553	580	638	725	724

OREO	26	24	27	21	26
FDIC covered OREO	79	102	117	124	115

Total nonperforming assets	$658	$706	$782	$870	$865

Total nonperforming assets, excluding FDIC covered assets	$539	$558	$618	$690	$678

Loans 90 days or more past due and still accruing (15)	$1	$2	$1	$3	$2

Refer to Exhibit 14 for footnote explanations.

UnionBanCal Corporation and Subsidiaries
Allowance for Credit Losses (Unaudited)
Exhibit 11

	As of and for the Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
(Dollars in millions)	2012	2012	2011	2011	2011

Analysis of Allowance for Credit Losses
Balance, beginning of period	$704	$764	$768	$826	$1,034
(Reversal of) provision for loan losses, excluding FDIC covered loans	(13)	1	7	(13)	(92)
(Reversal of) provision for FDIC covered loan losses not subject to FDIC indemnification	(1)	(2)	-	-	(2)
Increase (decrease) in allowance covered by FDIC indemnification	(3)	(6)	-	-	(3)
Other (16)	-	-	17	(1)	-

Loans charged off:
Commercial and industrial	(10)	(34)	(7)	(20)	(11)
Commercial mortgage	(5)	(6)	(14)	(10)	(14)
Construction	(11)	-	-	-	(3)
Lease financing	-	-	(14)	(5)	(71)
Total commercial portfolio	(26)	(40)	(35)	(35)	(99)
Residential mortgage	(9)	(12)	(9)	(12)	(13)
Home equity and other consumer loans	(7)	(11)	(10)	(8)	(10)
Total consumer portfolio	(16)	(23)	(19)	(20)	(23)
FDIC covered loans	(2)	-	-	(2)	(1)
Total loans charged off	(44)	(63)	(54)	(57)	(123)

Recoveries of loans previously charged off:
Commercial and industrial	8	4	8	5	8
Commercial mortgage	-	3	15	1	2
Construction	5	1	2	4	2
Total commercial portfolio	13	8	25	10	12
Residential mortgage	-	-	-	1	-
Home equity and other consumer loans	-	1	-	1	-
Total consumer portfolio	-	1	-	2	-
FDIC covered loans	-	1	1	1	-
Total recoveries of loans previously charged off	13	10	26	13	12
Net loans charged off	(31)	(53)	(28)	(44)	(111)

Ending balance of allowance for loan losses	656	704	764	768	826
Allowance for losses on off-balance sheet commitments	130	131	133	131	131
Total allowance for credit losses	$786	$835	$897	$899	$957

Components of allowance for loan losses:

Allowance for loan losses, excluding allowance on FDIC covered loans	$652	$694	$747	$751	$809
Allowance for loan losses on FDIC covered loans	4	10	17	17	17

Total allowance for loan losses	$656	$704	$764	$768	$826

Refer to Exhibit 14 for footnote explanations.

UnionBanCal Corporation and Subsidiaries
Securities Available for Sale (Unaudited)
Exhibit 12

					Fair Value	Fair Value
	June 30, 2012		March 31, 2012		Amount Change from	% Change from
	Amortized	Fair	Amortized	Fair	March 31,	March 31,
(Dollars in millions)	Cost	Value	Cost	Value	2012	2012

U.S. government sponsored agencies	$5,393	$5,459	$7,061	$7,103	$(1,644)	(23)%
Residential mortgage-backed securities:
U.S. government and government sponsored agencies	11,125	11,337	13,615	13,809	(2,472)	(18)
Privately issued	653	623	719	688	(65)	(9)
Commercial mortgage-backed securities	1,503	1,554	1,212	1,251	303	24
Other debt securities	1,480	1,486	458	462	1,024	222
Equity securities	86	86	53	53	33	62
Total securities available for sale	$20,240	$20,545	$23,118	$23,366	$(2,821)	(12)%

UnionBanCal Corporation and Subsidiaries
Reconciliation of Non-GAAP Measures (Unaudited)
Exhibit 13

The following table presents a reconciliation between certain Generally Accepted Accounting Principles (GAAP) amounts and specific non-GAAP measures as used to compute selected non-GAAP financial ratios.

	As of and for the Three Months Ended					For the Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
(Dollars in millions)	2012	2012	2011	2011	2011	2012	2011

Net income attributable to UNBC	$187	$195	$129	$172	$242	$382	$477
Net adjustments related to privatization transaction, net of tax	7	6	10	10	6	13	9
Net income attributable to UNBC, excluding impact of privatization transaction	$194	$201	$139	$182	$248	$395	$486

Average total assets	$89,479	$89,449	$87,079	$82,197	$80,334	$89,464	$80,195
Net adjustments related to privatization transaction	2,377	2,394	2,419	2,442	2,459	2,385	2,466
Average total assets, excluding impact of privatization transaction	$87,102	$87,055	$84,660	$79,755	$77,875	$87,079	$77,729
Return on average assets (3)	0.84%	0.88%	0.59%	0.83%	1.21%	0.86%	1.20%
Return on average assets, excluding impact of privatization transaction (3) (4)	0.90	0.93	0.65	0.90	1.28	0.91	1.26

Average UNBC stockholder's equity	$11,905	$11,621	$11,646	$10,708	$10,366	$11,763	$10,268
Net adjustments related to privatization transaction	2,371	2,375	2,380	2,385	2,390	2,373	2,393
Average UNBC stockholder's equity, excluding impact of privatization transaction	$9,534	$9,246	$9,266	$8,323	$7,976	$9,390	$7,875
Return on average UNBC stockholder's equity (3)	6.32%	6.75%	4.39%	6.36%	9.36%	6.53%	9.37%
Return on average UNBC stockholder's equity, excluding impact of privatization transaction (3) (4)	8.18	8.76	5.97	8.65	12.45	8.47	12.43

Noninterest expense	$599	$614	$619	$603	$578	$1,213	$1,193
Less: Foreclosed asset expense	1	1	3	4	2	2	5
Less: (Reversal of) provision for losses on off-balance sheet commitments	(1)	(2)	2	-	(18)	(3)	(31)
Less: Productivity initiative costs	2	6	14	33	5	8	8
Less: Low income housing credit (LIHC) investment amortization expense	18	13	23	15	18	31	31
Less: Expenses of the LIHC consolidated VIEs	8	7	6	6	6	15	12
Less: Merger costs related to acquisitions	3	1	-	1	10	4	23
Net noninterest expense before privatization adjustments	$568	$588	$571	$544	$555	$1,156	$1,145
Net adjustments related to privatization transaction	21	22	32	26	25	43	51
Net noninterest expense, excluding impact of privatization transaction (a)	$547	$566	$539	$518	$530	$1,113	$1,094

Total revenue	$834	$855	$791	$791	$854	$1,689	$1,712
Add: Net interest income taxable-equivalent adjustment	3	3	2	2	3	6	5
Less: Productivity initiative gains	-	23	-	-	-	23	-
Total revenue before privatization adjustments	837	835	793	793	857	1,672	1,717
Accretion related to privatization-related fair value adjustments	10	11	15	10	16	21	37
Total revenue, excluding impact of privatization transaction (b)	$827	$824	$778	$783	$841	$1,651	$1,680
Core efficiency ratio, excluding impact of privatization transaction (a)/(b) (4) (5)	66.18	68.76	69.12	66.12	63.17	67.47	65.10

Total UNBC stockholder's equity	$12,076	$11,821	$11,562	$10,900	$10,667
Less: Goodwill	2,457	2,456	2,457	2,447	2,447
Less: Intangible assets	318	341	360	383	407
Less: Deferred tax liabilities related to goodwill and intangible assets	(115)	(123)	(130)	(140)	(149)
Tangible common equity (c)	$9,416	$9,147	$8,875	$8,210	$7,962
Tier 1 capital, determined in accordance with regulatory requirements
Tier 1 common equity (d)	$10,049	$9,853	$9,641	$8,724	$8,535
Total assets	$87,939	$92,323	$89,676	$84,013	$80,093
Less: Goodwill	2,457	2,456	2,457	2,447	2,447
Less: Intangible assets	318	341	360	383	407
Less: Deferred tax liabilities related to goodwill and intangible assets	(115)	(123)	(130)	(140)	(149)
Tangible assets (e)	$85,279	$89,649	$86,989	$81,323	$77,388
Risk-weighted assets, determined in accordance with regulatory requirements (f) (7)	$72,929	$71,752	$69,738	$66,628	$65,274
Tangible common equity ratio (c)/(e) (9)	11.04%	10.20%	10.20%	10.10%	10.29%
Tier 1 common capital ratio (d)/(f) (7) (8)	13.78	13.73	13.82	13.09	13.08

Refer to Exhibit 14 for footnote explanations.

UnionBanCal Corporation and Subsidiaries

Footnotes
Exhibit 14

(1)	The pre-tax, pre-provision income is total revenue less noninterest expense. Management believes that this is a useful financial measure because it enables investors and others to assess the Company's ability to generate capital to cover loan losses through a credit cycle.
(2)	Core deposits exclude brokered deposits, foreign time deposits and domestic time deposits greater than $250,000.
(3)	Annualized.
(4)	These ratios exclude the impact of the privatization transaction. Management believes that these ratios, which exclude the push-down accounting effects of the privatization transaction, provide useful supplemental information regarding UnionBanCal's core business results. Please refer to Exhibit 13 for a reconciliation between certain GAAP amounts and these non-GAAP measures.
(5)	The efficiency ratio is total noninterest expense as a percentage of total revenue (net interest income and noninterest income). The core efficiency ratio, a non-GAAP financial measure, is net noninterest expense (noninterest expense excluding privatization-related expenses and fair value amortization/accretion, foreclosed asset expense, (reversal of) provision for losses on off-balance sheet commitments, low income housing credit (LIHC) investment amortization expense, expenses of the LIHC consolidated VIEs, merger costs related to acquisitions and certain costs related to productivity initiatives) as a percentage of total revenue (net interest income (taxable-equivalent basis) and noninterest income), excluding impact of privatization and gains from productivity initiatives related to the sale of certain business units in 2012. Management discloses the core efficiency ratio as a measure of the efficiency of our operations, focusing on those costs most relevant to our core activities. Please refer to Exhibit 13 for a reconciliation between certain GAAP amounts and these non-GAAP measures.
(6)	Yields, interest income and net interest margin are presented on a taxable-equivalent basis using the federal statutory tax rate of 35 percent.
(7)	Estimated as of June 30, 2012.
(8)	The Tier 1 common capital ratio is the ratio of Tier 1 capital, less qualifying trust preferred securities, if any, to risk-weighted assets. The Tier 1 common capital ratio, a non-GAAP financial measure, facilitates the understanding of UnionBanCal's capital structure and is used to assess and compare the quality and composition of UnionBanCal's capital structure to other financial institutions. Please refer to Exhibit 13 for a reconciliation between certain GAAP amounts and these non-GAAP measures.
(9)	The tangible common equity ratio, a non-GAAP financial measure, is calculated as tangible common equity divided by tangible assets. The methodology for determining tangible common equity may differ among companies. The tangible common equity ratio facilitates the understanding of UnionBanCal's capital structure and is used to assess and compare the quality and composition of UnionBanCal's capital structure to other financial institutions. Please refer to Exhibit 13 for a reconciliation between certain GAAP amounts and these non-GAAP measures.
(10)	Criticized loans held for investment, excluding FDIC covered loans reflect loans in the commercial portfolio segment that are monitored for credit quality based on internal ratings. Amounts exclude small business loans, which are monitored by business credit score and delinquency status.
(11)	The allowance for credit losses ratios include the allowances for loan losses and losses on off-balance sheet commitments.
(12)	These ratios exclude the impact of the FDIC covered loans, the related allowance for loan losses and FDIC covered OREO, which are covered under loss share agreements between Union Bank, N.A. and the Federal Deposit Insurance Corporation. Such agreements are related to the April 2010 acquisitions of certain assets and assumption of certain liabilities of Frontier Bank and Tamalpais Bank. Management believes the exclusion of FDIC covered loans and FDIC covered OREO in certain asset quality ratios that include nonperforming loans, nonperforming assets, total loans held for investment and the allowance for loan losses or credit losses in the numerator or denominator provides a better perspective into underlying asset quality trends.
(13)	Average balances on loans outstanding include all nonperforming loans. The amortized portion of net loan origination fees (costs) is included in interest income on loans, representing an adjustment to the yield.
(14)	Includes interest bearing trading liabilities.
(15)	Excludes loans totaling $124 million, $144 million, $165 million, $198 million, and $251 million that are 90 days or more past due and still accruing at June 30, 2012, March 31, 2012, December 31, 2011, September 30, 2011, and June 30, 2011 respectively, which consist of FDIC covered loans accounted for in accordance with the accounting standards for purchased credit impaired loans.
(16)	"Other" includes a $16 million allowance for loan losses transfer attributed to an internal reorganization on October 1, 2011 in which The Bank of Tokyo-Mitsubishi UFJ transferred its trust company, The Bank of Tokyo-Mitsubishi UFJ Trust Company (BTMUT) to UnionBanCal.

nm = not meaningful

CONTACT:
UnionBanCal Corporation
Thomas Taggart, 415-765-2249
Corporate Communications
Michelle Crandall, 415-765-2780
Investor Relations